UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2023

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

ITEM 2.05          COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Beginning on May 12, 2023, Silvergate Capital Corporation (the “Company”) will undertake additional reductions in headcount, which reductions will ultimately reduce substantially all of its headcount.  Effective on May 12, 2023, approximately 230 employees will be separated.  Additional incremental reductions in headcount are expected to occur on each of June 30, 2023, August 30, 2023 and November 30, 2023 or later.  These actions are taken in connection with the previously disclosed efforts to wind down operations and voluntarily liquidate the Company’s wholly-owned subsidiary, Silvergate Bank (the “Bank”), in an orderly manner and in accordance with applicable regulatory processes (the “Bank Liquidation”).

Following the reduction effective in May, the remaining approximately 80 officers and employees will focus on implementing the Bank Liquidation, preserving the residual value of the Company’s assets and addressing the regulatory and other inquiries and investigations that are pending with respect to the Company and the Bank.

Impacted employees have been notified, and the Company is providing certain of these individuals with severance packages, retention bonuses and job placement resources.  The Company estimates aggregate costs associated with these reductions in force of approximately $13.6 million, including approximately $10.7 million in severance and retention bonus payments and $2.8 million in employee benefits and job placement expenses.

ITEM 8.01          OTHER EVENTS.

Exchange Act Filings

As disclosed in the Form 12b-25 filed by the Company on May 11, 2023, the Company is unable to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 10-K”), and does not expect to be able to file any Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K for subsequent periods or its definitive proxy statement for 2023.  As a result of the Bank Liquidation, the Company determined that it is in the best interests of the Company and relevant stakeholders to minimize costs and expenses in order to preserve value for stakeholders.  In making this determination, the Company considered, among other matters, the challenges associated with completing an audit of the Company’s financial statements for the year ended December 31, 2022.  Specifically, due to the continuous developments relating to the regulatory and other inquiries and investigations that are pending with respect to the Company and the Bank, the potential liabilities resulting from various litigation with respect to the Company (including private litigation) and the Bank Liquidation, the Company’s independent registered public accounting firm has been unable to complete its audit procedures for the 2022 Form 10-K, and is not currently working on any such audit procedures or any review of subsequent financial statements of the Company.  Accordingly, the Company authorized the reduction in workforce (including a reduction in the personnel in financial reporting functions who are critical to the preparation of such filings) described in Item 2.05 of this Current Report on Form 8-K to align the Company’s overall staffing with (i) the objectives of the Bank Liquidation and (ii) the Company’s determination of the best path to (A) efficiently resolve claims and preserve the residual value of its assets and (B) avoid the overwhelming challenges associated with completing a financial statement audit in accordance with applicable standards.

As previously disclosed, on March 17, 2023, the Company was notified by the New York Stock Exchange (the “NYSE”) that, as the Company had not timely filed the 2022 10-K, the NYSE would monitor the status of the Company’s late filing and related public disclosures for up to a six-month period from its due date, but that the NYSE could, in its sole discretion, commence delisting proceedings at any time during the period that is available to complete the filing, if circumstances warrant.  The Company recently informed the NYSE that it will not file the 2022 10-K or any subsequent periodic reports as required by Section 13(a) or 15(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, the NYSE has suspended trading in the Company’s securities and has indicated to the Company that it expects to commence delisting of the Company’s securities shortly thereafter.

Financial Update

In connection with the Bank Liquidation process, as of the date hereof, the Bank has completed sales of all of its debt securities.  In addition, in March 2023, the Bank fully repaid its outstanding borrowings from the Federal Home Loan Bank.  As of May 9, 2023, the Company had cash and cash equivalents in excess of the amounts required to fully repay all remaining deposit liabilities of the Bank.  However, the Company has potential contingent liabilities related to, among other things, the regulatory and other inquiries and investigations that are pending with respect to the Company and the Bank, the various litigation with respect to the Company (including private litigation) and other expenses to be incurred in connection with operating the Bank through the Bank Liquidation (including expenses necessary for the operation of the Company and/or the Bank, employee benefits and compensation and fees and expenses of professionals retained by the Company in connection with the Bank Liquidation) and is unable to quantify such amounts at this time.

Forward-Looking Statements

Statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Exchange Act. These forward-looking statements reflect our current views with respect to, among other things, the Bank Liquidation and the regulatory and other inquiries and investigations that are pending with respect to the Company and the Bank, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this release, please refer to the Company’s public reports filed with the SEC.

Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence. In addition, we cannot assess the impact of each risk and uncertainty on our business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date: May 11, 2023	By:	/s/ Alan J. Lane
		Name:	Alan J. Lane
		Title:	Chief Executive Officer